SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2016

Precious Investments, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55711	90-0338080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 - 21 Dundas Square Toronto Ontario, Canada	M5B 1B7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 416-878-3377

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement

As previously reported, on December 5, 2016, we entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Cornerstone United Capital, LLC (“Cornerstone”). Pursuant to the Purchase Agreement, we were to acquire from Cornerstone colored diamonds with a wholesale value of $105,000,000 (the “Assets”).

In consideration for the Assets, we issued to Cornerstone and its nominees a total of 214,000,000 shares of our common stock. In addition, Kashif Khan, our prior officer and director, agreed to transfer his 16,000,000 shares of common stock as part of the Purchase Agreement in exchange for 9,457,931 shares of our Series B Preferred Stock.

The Purchase Agreement is made an exhibit to our Form 8-K filed with the Securities and Exchange Commission on December 12, 2016.

On December 21, 2016, we were informed that Cornerstone could not fulfill its obligations under the Purchase Agreement. The parties are in negotiations to structure a different agreement; however, there can be no assurance that any agreement can be reached.

As a result, Cornerstone and its nominees are required to return all shares issued under the Purchase Agreement.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

On December 22, 2016, Michelle Furnari, James A. Essex and Linda Stering resigned from all officer positions and as members of our Board of Directors. Their departure with our company was not the result of any disagreements with us regarding operations, policies, accounting practices or otherwise.

Effective December 22, 2016, we have appointed Kashif Khan as our Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer and as a member of our board of directors.

Kashif Khan

The description of Mr. Khan’s employment history is set forth in our annual report on Form 10-K for the year ended July 31, 2015 filed with the Securities and Exchange Commission on November 13, 2015.

Mr. Khan does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

There are no family relationships between Mr. Khan and any of our directors or executive officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precious Investments, Inc.

/s/ Kashif Khan

Kashif Khan
Chief Executive Officer

Date: January 5, 2017

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